Description of Business	12 Months Ended
Dec. 31, 2025
Description of Business
1.	Description of Business
Overview
Kodiak AI, Inc. and its wholly owned subsidiary (the “Company” or “Kodiak”), headquartered in Mountain View, California, is a provider of artificial intelligence (“AI”)-powered autonomous vehicle technology. This technology addresses the needs of the long-haul trucking, industrial trucking, and defense industries. The Company’s core offering, the Kodiak Driver, is a single-platform virtual driver that combines advanced AI software with modular hardware for customer deployments. All Company operations are conducted in the United States.
The Company was originally incorporated in the Cayman Islands as an exempted company on March 15, 2021 under the name Ares Acquisition Corporation II (“AACT”). AACT was created as a special purpose acquisition company with the purpose of effecting a merger or similar transaction with one or more businesses.
As contemplated by a definitive business combination agreement dated April 14, 2025 (the “BCA”), Kodiak consummated the merger transaction (the “Merger”) on September 24, 2025 (the “Closing Date” or “Closing”), whereby AAC II Merger Sub, Inc. (“Merger Sub”), a direct wholly owned subsidiary of AACT, merged with and into Kodiak Robotics, Inc. (“Legacy Kodiak”), a Delaware corporation. In connection with the Merger, AACT domesticated as a Delaware corporation and changed its name to Kodiak AI, Inc.
The Merger was accounted for as a reverse recapitalization, with Legacy Kodiak being the accounting acquirer and AACT the acquired company for accounting purposes. As a result of the Merger, all historical financial information presented in the consolidated financial statements represent the accounts of Legacy Kodiak. Pursuant to the BCA, the share and per share amounts prior to the Closing have been retroactively converted as shares reflecting the per share merger consideration established in the Closing.
The Company’s common stock is listed on the Nasdaq under the symbol “KDK,” and the Company’s warrants to purchase shares of common stock are listed on the Nasdaq under the symbol “KDKRW.”
Liquidity and Going Concern
The Company has incurred recurring net losses and negative cash flows from operations since inception and, as of December 31, 2025, had an accumulated deficit of $853.7 million. As of December 31, 2025, the Company had cash and cash equivalents and marketable securities totaling $120.7 million, and short-term debt obligations totaled $11.9 million consisting of current portion of debt and second lien loans. The Company expects to incur additional losses and increased expenses in future periods as it continues to scale its business, invest in research and development efforts, increase employee headcount, and incur other expenses commonly associated with being a public company.
The Company’s future capital requirements are influenced by the rate of adoption of its Kodiak Driver and
Driver-as-a-Service
(“DaaS”) model, launched in December 2024, as well as associated revenue growth, operating expenses, and research and development activities. To support its operating plan, management expects to seek additional funding through debt or equity offerings, including in the near term in the form of issuing equity and equity-linked securities and incurring additional indebtedness. If additional capital is not obtained, management may need to modify its operational plan by reducing research and development initiatives and lowering growth expectations. These factors in the aggregate raise substantial doubt regarding the Company’s ability to continue as a going concern for at least one year after the filing date of these consolidated financial statements. The Company’s current cash and cash equivalents and marketable securities are expected to fund the